UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2018

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 7.01 Regulation FD Disclosure.

On September 26, 2018, the Public Utilities Commission of Ohio (“PUCO”) issued an order (the “Order”) approving without modification the Stipulation and Recommendation (the “Settlement”) that The Dayton Power and Light Company (“DP&L”), a subsidiary of DPL Inc. (“DPL”) and The AES Corporation, had entered into on June 18, 2018 with various intervening parties and the PUCO staff with respect to DP&L’s electric service distribution rate case filing at the PUCO. The approved Settlement provides for updated base distribution rates for electric service customers in DP&L’s service territory and, among other matters:

•Establishes a revenue requirement of $247,951,788 for DP&L’s electric service base distribution rates, inclusive of necessary adjustments to implement the Tax Cuts and Jobs Act of 2017 with respect to federal income tax expense and the gross revenue conversion factor (but excluding amounts related to excess accumulated deferred income taxes and related regulatory liabilities, which will be addressed in separate proceedings pursuant to the terms of the Settlement);

•Provides for a return on equity of 9.999% and a cost of long-term debt of 4.8% on a rate base of $643,518,823 and based on a capital structure of 47.52% equity and 52.48% long-term debt;

•Populates the components of DP&L’s existing non-bypassable distribution investment rider to be used to recover incremental distribution capital investments by the company and previously approved by the PUCO as part of DP&L’s electric security plan (the “ESP”), including the setting of annual revenue caps with respect to such capital investments; and

•Provides for the implementation of revenue decoupling rates, based on a revenues per customer methodology, through DP&L’s existing decoupling rider previously approved by the PUCO as part of DP&L’s ESP.

DP&L’s distribution rate case docket, which includes copies of the Order and the Settlement, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 15-1830-EL-AIR. The information on the website of the PUCO is not incorporated herein.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, statements with respect to implementation of the provisions of the Settlement, capital investment plans, and other management expectations and similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2017 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DPL’s website at www.dplinc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: September 26, 2018	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: September 26, 2018	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary

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